UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) February 7, 2000


                             KALAN GOLD CORPORATION
             (Exact name of registrant as specified in its chapter)


          COLORADO                  0-25658                    84-1357927
(State or other jurisdiction      (Commission                 (IRS Employer
       of incorporation)          File Number)             Identification No.)


                               No. 60A Jalan 19/3,
                              46300 Petaling Jaya,
                               Selangor, Malaysia
                    (Address of principal executive offices)


       Registrant's telephone number, including area code 011 603 756-5082



                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

             Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On February 11, 2000, Cordovano & Harvey, P.C., the Registrant's independent accountant for the Registrant's two most recent fiscal years, resigned. The Registrant's financial statements for the last two years prepared by Cordovano & Harvey, P.C. contained a "going concern" opinion. Also on February 11, 2000, the Registrant engaged the accounting firm of Arthur Andersen & Co. as the Registrant's independent public accountants to audit the Registrant's financial statements for the fiscal year ended December 31, 1999, as well as future financial statements, to replace the firm of Cordovano & Harvey, P.C., which was the principal independent public accountant as reported in the Registrant's Form 10-KSB for the year ended December 31, 1998 as filed with the Securities and Exchange Commission. This change of independent accountants was approved by the Board of Directors of the Registrant.

     There were no disagreements within the last two fiscal years and subsequent period with Cordovano & Harvey, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Cordovano & Harvey, P.C., would have caused that firm to make reference in connection with its reports to the subject matter of the disagreement or any reportable event.

     The Registrant has requested that Cordovano & Harvey, P.C. furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated February 11, 2000, is filed as Exhibit 16 to this Form 8-K. The Registrant has also provided Arthur Andersen & Co. with a copy of this report prior to its filing with the Commission. Arthur Andersen & Co. had no additional information or comments to address to the Commission in response to this item.

Item 5.  OTHER EVENTS

     On February 7, 2000, Mr. Ahmad Fauzi Zahari resigned as a Director, Treasurer and Chief Financial Officer of the Registrant. On February 7, 2000, Mr. Charles W. Pollard was elected as a Director to fill the vacancy created by Mr. Ahmad's resignation. On February 7, 2000, Mr. Chee Hong Leong was appointed as the Acting Treasurer/Chief Financial Officer of the Registrant until his resignation or removal from office, or until his successor is elected.

Item 7 (c).  EXHIBITS

         Number   Exhibit

         16 Letter of Registrant's independent certified accountant, Cordovano & Harvey, P.C.







                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     KALAN GOLD CORPORATION
                                         (Registrant)



Date:  February 15, 2000             By:  /s/ PATRICK SOON-HOCK LIM



                                     ------------------------------------------
                                                Patrick Soon-Hock Lim
                                          President and Chief Executive Officer

                                                                    Exhibit 16



        Cordovano and Harvey, P.C.          Certified Public Accountants
                                                  201 Steele Street
                                                  Suite 300
                                                  Denver, Colorado  80206
                                                  (303) 329-0220 Phone
                                                  (303) 316-7493 Fax____


February 11, 2000

Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 9-5
450, 5th Street, N.W.
Washington, D.C. 20549


We would like to inform you that we have read the disclosures provided by Kalan Gold Corporation (Commission Number 0-25658) in its filing of Form 8-K dated February 15, 2000 and that there are no disagreements regarding the statements made under Item 4 - Changes in Registrant's Certifying Accountant.

Sincerely,

/s/ CORDOVANO AND HARVEY, P.C.

Cordovano and Harvey, P.C.